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                                                                       EXHIBIT 1

                Cumulative Exchangeable Preferred Stock, Series A

                            TCI COMMUNICATIONS, INC.
                            (a Delaware Corporation)

                               PURCHASE AGREEMENT

                                           January __, 1996

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
CS FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
MORGAN STANLEY & CO. INCORPORATED
c/o MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
   Merrill Lynch World Headquarters
    North Tower
    World Financial Center
    New York, New York   10281-1305

Dear Sirs:

         Each of TCI Communications, Inc., a corporation formed under the laws of the State of Delaware (the "Company"), and Tele-Communications, Inc. a Delaware corporation (the "Parent"), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), CS First Boston Corporation, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters," which term shall include any underwriter substituted as hereinafter provided in Section 9 hereof) with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of the Company's Cumulative Exchangeable Preferred Stock, Series A (the "Preferred Securities") set forth in Schedule A, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase up to an additional 300,000 Preferred Securities to cover over-allotments, if any. Each of the Preferred Securities is exchangeable (unless previously redeemed) at the option of the holder commencing January __, 2001, for __ shares of Series A TCI Group Common Stock (the "Series
A TCI Group Common Stock") of the Parent. The Parent will irrevocably and unconditionally guarantee, on a subordinated basis, the payment of dividends by the Company on the Preferred Securities
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(but only if and to the extent declared by the Company's Board of Directors) and the redemption price (including accumulated and unpaid dividends) payable with respect to the Preferred Securities (the "Guarantee"). The Company may elect to make any dividend, redemption or liquidation payment in cash, by the delivery of shares of Series A TCI Group Common Stock or by any combination of the foregoing forms of consideration elected by the Company. The aforesaid 2,000,000 shares of Preferred Securities (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 300,000 shares of Preferred Securities subject to the option described in Section 2(b) hereof (the "Option
Securities"), together in each instance with the Guarantee, are hereinafter called, collectively, the "Offered Securities".

         The Company and the Parent understand that the Underwriters propose to make a public offering of the Offered Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

         SECTION 1 Registration Statement and Prospectus. The Company and the Parent have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-64127) covering the registration of the Offered Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company and the Parent will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or
(ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any

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registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Offered Securities is herein called the "Prospectus." If
Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated January __, 1996 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         SECTION 2 Agreements to Sell and Purchase.

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

         (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 300,000 Option Securities at the price per share set

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forth in Schedule B. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the time and date of payment for and delivery of such Option Securities. Such time and date of delivery for the Option Securities (the "Date of Delivery") shall be determined by the Underwriters, but shall not be, unless otherwise agreed upon by the Underwriters, the Company and the Parent, later than seven full business days after the exercise of said option, and in no event prior to the Closing Date, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.

         SECTION 3 Delivery and Payment.

         Payment of the purchase price for, and delivery of certificates for, the Initial Securities to be purchased by the Underwriters shall be made at the offices of Baker & Botts, L.L.P., 885 Third Avenue, Suite 1900, New York, New York 10022-4834, or at such other place as shall be agreed upon by the Underwriters, the Company and the Parent, at 10:00 A.M. on the third business day following the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters, the Company and the Parent (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the several Underwriters, payment of the purchase price, and delivery of certificates, for such Option Securities shall be made at the above-mentioned offices of Baker & Botts, L.L.P., or at such other place as shall be agreed upon by the Underwriters, the Company and the Parent, on the Date of Delivery as specified in the notice from the Underwriters to the Company. Payment shall be made to the Company by certified or official bank check or checks drawn in New York Clearing House funds or similar next day funds payable to the order of the Company against delivery to the Underwriters for the account of the several Underwriters of certificates for the Offered Securities to be purchased by it. Certificates for the Offered Securities shall be in such denominations and registered in such name as the Underwriters may request in writing at least one business day before the Closing Date or the Date of Delivery, as the case may be. The certificates

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for the Initial Securities and the Option Securities will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to the Closing Date or the Date of Delivery, as the case may be, at the offices of the transfer agent for the Preferred Securities in New York City. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, to issue a receipt for, and make payment of the purchase price for, the Offered Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Offered Securities to be purchased by any Underwriter whose check has not been received by Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

         SECTION 4 Covenants of the Company and the Parent. Each of the Company and the Parent, jointly and severally, covenants with each Underwriter as follows:

                 (a) The Company and the Parent, subject to Section 4(c), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (1) of the effectiveness of any post-effective amendment to the Registration Statement, and, if Rule 430A of the 1933 Act Regulations is being relied upon, of the filing of the amended Prospectus pursuant to Rule 430A and Rule 424(b), (2) of any comments of the Commission regarding the Registration Statement or the Prospectus (or any of the documents incorporated by reference therein) or of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, (4) of the receipt by the Company or the Parent of any notification with respect to the suspension of the qualification of the Offered Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose and (5) of the happening of any event during the period mentioned in paragraph (d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus (as theretofore amended or supplemented) untrue or which requires the making of any changes in the Registration Statement or the Prospectus (as theretofore amended or supplemented) in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. The Company and the Parent will use their reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or

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         any order preventing or suspending the use of any preliminary prospectus or suspending the qualification of the Offered Securities for offer or sale in any jurisdiction, and if any such order is issued, the Company and the Parent will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                 (b) To furnish to each of the Underwriters, without charge, one conformed copy of the Registration Statement and any supplement and post-effective amendment thereto, including all financial statements and schedules, exhibits and documents incorporated therein by reference (including exhibits incorporated therein by reference to the extent not previously furnished to the Underwriters) and to deliver to the Underwriters the number of conformed copies of the Registration Statement and any post-effective amendment thereto, excluding exhibits, as the Underwriters or their counsel may reasonably request.

                 (c) To give the Underwriters advance notice of their intention to file any amendment or supplement to the Registration Statement (including any filing under Rule 462(b)) or the Prospectus with respect to the Offered Securities, and not to file any such amendment or supplement to which the Underwriters shall reasonably object in writing.

                 (d) During the period of time that the Prospectus is required by law to be delivered, to deliver to each Underwriter, without charge, as many copies of the Prospectus or any amendment or supplement thereto as such Underwriter may reasonably request. Each of the Company and the Parent consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Offered Securities may be sold, both in connection with the offering or sale of the Offered Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or the Parent should be set forth (or incorporated by reference) in the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company and the Parent will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and shall in any event forthwith file all reports and any definitive proxy statement or information statement required to be filed by the Company or the Parent with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the date of the Prospectus, and will deliver to each Underwriter, without charge, such number

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         of copies thereof as such Underwriter may reasonably request. If during such period of time any event shall occur which in the judgment of the Underwriters should be so set forth in the Prospectus, or which in the judgment of the Underwriters makes it necessary to so supplement or amend the Prospectus, the Company and the Parent will consult with the Underwriters concerning the necessity of filing with the Commission a supplement or amendment to the Prospectus or a report pursuant to
         Section 13 or 14 of the 1934 Act.

                 (e) Prior to any public offering of any Offered Securities by the Underwriters, to cooperate with the Underwriters and counsel retained by the Underwriters in connection with the registration or qualification of the Offered Securities (and any securities issuable upon conversion, exercise or exchange of the Offered Securities) for offer and sale under the securities or Blue Sky laws of, and the determination of the eligibility of the Offered Securities for investment under the laws of, such jurisdictions as the Underwriters may request; provided, that in no event shall either the Company or the Parent be obligated to qualify to do business as a foreign corporation or as a securities dealer in any jurisdiction where it is not now so qualified, to conform its capitalization or the composition of its assets to the securities or Blue Sky laws of any jurisdiction or to take any action which would subject either such party to taxation or general service of process in any jurisdiction where it is not now so subject. The Company and the Parent will pay all reasonable fees and expenses (including reasonable counsel fees and expenses) relating to registration or qualification of Offered Securities (and any securities issuable upon conversion, exercise or exchange of any Offered Securities) under such securities or Blue Sky laws and in connection with the determination of the eligibility of Offered Securities for investment under the laws of such jurisdictions as the Underwriters may designate. In each jurisdiction in which the Offered Securities have been so qualified, the Company and the Parent will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Offered Securities.

                 (f) To make generally available to their security holders and to each Underwriter consolidated earnings statements (which need not be audited) that satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                 (g) If, at the time that the Registration Statement became effective, any information was omitted therefrom in

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         reliance upon Rule 430A of the 1933 Act Regulations, then, immediately following the execution of this Agreement, to prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of each amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including any amended Prospectus), containing all information so omitted.

                 (h) To pay or cause to be paid the following: (1) all costs and expenses incurred in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus, the Prospectus and any legal investment memorandum and Blue Sky memorandum as contemplated by Section 4(e), (2) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Offered Securities, (3) any fees charged by securities rating agencies for rating any of the Offered Securities, (4) all costs and expenses incurred in connection with the preparation, issuance and delivery of the Offered Securities (and any securities issuable upon conversion, exercise or exchange of any Offered Securities) (other than transfer taxes), (5) all costs and expenses incurred in connection with furnishing such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of Offered Securities by dealers to whom Offered Securities may be sold, (6) the fees and expenses incurred in connection with the registration of the Offered Securities under the 1934 Act and (7) the fees and expenses of the transfer agent for the Preferred Securities.

                 (i) If this Agreement is terminated by the Underwriters because any condition to the obligations of the Underwriters set forth in
         Section 7 hereof is not satisfied or because of any failure or refusal on the part of the Company or the Parent to comply with the terms of this Agreement, or if for any reason either of the Company or the Parent shall be unable to perform its obligations herein or therein, the Company and the Parent will reimburse the several Underwriters for all out-of-pocket expenses (including the fees and expenses of counsel retained by the Underwriters) reasonably incurred by the Underwriters in connection herewith. Neither the Company nor the Parent, however, will be liable to any of the Underwriters for damages on account of loss of anticipated profits.

                 (j) During a period of 60 days from the date of this Agreement, neither the Company nor the Parent will, without prior written consent of Merrill Lynch, directly or

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         indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any shares of capital stock of the Company or shares of Series A and Series B TCI Group Common Stock or securities convertible into or exchangeable for or exercisable for shares of capital stock of the Company or shares of Series A and Series B TCI Group Common Stock (collectively, "Convertible Securities"), except (x) shares of capital stock of the Company or shares of Series A or Series B TCI Group Common Stock or Convertible Securities (or both) offered or sold to directors, officers and employees of the Company or the Parent pursuant to options in existence on the date of this Agreement or pursuant to employee benefit plans or as executive compensation, (y) such number of shares of capital stock of the Company or shares of Series A or Series B TCI Group Common Stock and/or Convertible Securities as may be required to consummate the transactions described in Schedule C hereto and (z) an additional number of shares of capital stock of the Company or shares of Series A or Series B TCI Group Common Stock or Convertible Securities not to exceed 3,000,000 in the aggregate.

                 (k) To use every reasonable effort to effect and maintain the listing of the Preferred Securities on the Nasdaq National Market and to file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities quoted on such exchange.

         SECTION 5 Representations and Warranties. (a) Each of the
Company and the Parent, jointly and severally, represents and warrants to each Underwriter as of the date hereof, as of the Closing Date referred to in Section 3 hereof and as of any Date of Delivery as follows:

                 (1) The documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference will, when they are filed with the Commission, conform in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder; none of such documents, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the

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         circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                 (2) Each of the Company and the Parent meets the registrant requirements and the transaction requirements for use of Form S-3 under the 1933 Act in connection with the offering of the Offered Securities. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company or the Parent, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                 At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time of filing thereof with the Commission, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company and the Parent will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company and the Parent in writing by any Underwriter expressly for use in the Registration Statement or Prospectus.

                 Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material

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         respects with the 1933 Act Regulations, if applicable, and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                 (3) This Agreement has been duly authorized, executed and delivered.

                 (4) Each of the Offered Securities and the Series A TCI Group Common Stock conforms to the description thereof in the Prospectus.

                 (5) The Preferred Securities have been duly and validly authorized by the Company and, upon the filing of a Certificate of Designations for such Preferred Securities with the Delaware Secretary of State (the "Certificate of Designations") and the issuance and delivery of such Preferred Securities against payment therefor by the Underwriters in accordance with this Agreement, such Preferred Securities will be duly and validly issued and fully paid and non-assessable; the shares of Series A TCI Group Common Stock initially issuable upon exchange of such Preferred Securities have been reserved for issuance upon such exchange; and, when issued in accordance with the terms of the Certificate of Designations upon exchange of Preferred Securities or in respect of any redemption or dividend payment thereon, the shares of Series A TCI Group Common Stock so issued will be duly authorized, validly issued, fully paid and non-assessable.

                 (6) The Guarantee has been duly authorized and, when executed and delivered by the Parent at the Closing Date, will constitute a valid and legally binding agreement of the Parent enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity).

                 (7) The issuance and sale of the Preferred Securities by the Company and the Guarantee by the Parent and the fulfillment of the terms of this Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of either such party, or any indenture, mortgage, deed of trust or other material agreement or instrument to which either such party or any of its significant subsidiaries (as such term is defined in Rule 1.02(v) of Regulations S-X) is now a party or by which it is bound, or any order of any court or

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         governmental agency or authority entered in any proceeding to which either such party was or is now a party or by which it is bound.

                 (8) The accountants who certified the financial statements and supporting schedules included by reference in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                 (9) Except to the extent set forth in the Prospectus, neither the Company nor the Parent has received any notice of, nor does it have any actual knowledge of, any failure by it or any of its significant subsidiaries (as such term is defined in Rule 1.02(v) of Regulation S-X) to be in substantial compliance with all existing statutes and regulations applicable to it or such subsidiaries, which failure would materially and adversely affect the conduct of the business of the Company and its subsidiaries or of the Parent and its subsidiaries, in each case considered as a whole.

         (b) Any certificate signed by any officer of the Company or of the Parent and delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company or the Parent, as the case may be, to the Underwriters as to the matters covered thereby.

         SECTION 6 Indemnification. Each of the Company and the Parent agrees, jointly and severally, to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company or the Parent by any Underwriter expressly for use therein; provided, however, that neither the Company nor the Parent shall indemnify any Underwriter or any person who controls any such Underwriter from any such losses, claims, damages or liabilities alleged by any person who purchased Offered Securities from such Underwriter if the untrue statement, omission or allegation thereof upon which such losses, claims, damages or

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
liabilities are based was made in: (i) any preliminary prospectus, if a copy of the Prospectus (as then amended or supplemented if the Parent shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of Offered Securities to such person, and if the Prospectus (as so amended or supplemented) corrected the untrue statement or omission giving rise to such loss, claim, damage or liability; (ii) any Prospectus used by such Underwriter or any person who controls such Underwriter, after such time as the Company or the Parent advised such Underwriter that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented; or (iii) any Prospectus used after such time as the obligation of the Company and the Parent to keep the same current and effective has expired. This indemnity will be in addition to any liability which the Company or the Parent may otherwise have. All fees and expenses which are reimbursable pursuant to this Section 6 shall be reimbursed as they are incurred.

         If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Underwriter or any person controlling such Underwriter in respect of which indemnity may be sought from the Company or the Parent, such Underwriter or such controlling person shall promptly notify the Company and the Parent in writing, and the Company and the Parent shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Underwriter and the payment of all expenses. Any omission so to notify the Company or the Parent shall not, however, relieve the Company or the Parent from any liability which either such party may have to any indemnified party otherwise than under this Section 6. An Underwriter or any person controlling an Underwriter shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such Underwriter's expense or the expense of such controlling person unless (a) the Company or the Parent has agreed to pay such fees and expenses or (b) the Company or the Parent shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Underwriter in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and either of the Company or the Parent, and such Underwriter or such controlling person shall have been advised by counsel to such Underwriter that there may be a conflict of interest between such Underwriter or such controlling person and either of the Company or the Parent in the conduct of the defense of such action (in which case, if such Underwriter or such controlling person notifies the Company and the Parent in writing that it elects to employ separate counsel at the expense of the Company and the Parent, neither the

Company nor the Parent shall have the right to assume the defense of such action or proceeding on behalf of such Underwriter or such controlling person), it being understood, however, that neither the Company nor the Parent shall, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (unless the members of such firm are not admitted to practice in a jurisdiction where an action is pending, in which case the Company and the Parent shall pay the reasonable fees and expenses of one additional firm of attorneys to act as local counsel in such jurisdiction, provided the services of such counsel are substantially limited to that of appearing as attorneys of record). Neither the Company nor the Parent shall be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company and the Parent agree to indemnify and hold harmless such Underwriter and any such controlling person from and against any loss or liability by reason of such settlement or judgment.

         Each Underwriter severally agrees to indemnify and hold harmless each of the Company and the Parent, including its directors and each of its officers, and each person, if any, who controls the Company or the Parent within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Parent to such Underwriter, but only with respect to information furnished in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or the Parent or the Parent's directors or officers or any such controlling person, in respect of which indemnity may be sought against an Underwriter, such Underwriter shall have the rights and duties given to the Company and the Parent, and the Company or the Parent or the Parent's directors or officers or such controlling person shall have the rights and duties given to such Underwriter by the preceding paragraph.

         If the indemnification provided for in this Section 6 is unavailable to an indemnified party under the first or third paragraph hereof in respect of any losses, claims, damages or liabilities referred to therein (other than by reason of such indemnified party's failure to comply with the first sentence of the second paragraph of this Section 6), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or Parent on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Parent on the one hand and the Underwriters on the other in connection with the offering of the Offered Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities received by the Company and the Parent bear to the total underwriting discounts received by the Underwriters in respect thereof. The relative fault of the Company or the Parent on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Parent or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of this Section 6, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         Each of the Company and the Parent and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and the Parent contained in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of any Underwriter, by or on behalf of any person controlling such Underwriter or by or on behalf of the Company or the Parent, (b) acceptance of any of the Offered Securities and payment therefor or (c) any termination of this Agreement.

         SECTION 7 Conditions of the Obligations of the Underwriters.

         The obligations of the several Underwriters hereunder are subject to the following conditions:

                 (a) At the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission; and the Underwriters shall have received a certificate, dated the Closing Date and signed by (i) the Chairman of the Board, the President, an Executive Vice President or the Senior Vice President-Finance and Treasurer of the Company and (ii) the Chairman of the Board, the President, an Executive Vice President or the Senior Vice President-Finance and Treasurer of the Parent (each of whom may, as to threatened proceedings, rely upon the best of his information and belief), to such effect and to the effect set forth in clause (e) of this Section 7. If the Company and the Parent have elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Offered Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Date the Parent shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

                 (b)  At the Closing Date the Underwriters shall have received:

                 (1) The opinions, dated as of the Closing Date, and reasonably satisfactory to counsel for the Underwriters, from Messrs. Cole, Raywid & Braverman or such other special communications counsel for the Parent and the Company as may be reasonably satisfactory to the Underwriters and from the General Counsel of the Company and the Parent to the following effect and covering such additional matters as the Underwriters may reasonably request:

                          (i) the Parent and each of its significant
                 subsidiaries (including the Company) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the corporate power and authority to carry on its business as described in the Prospectus (as amended or supplemented, if applicable); and each of the Company and the Parent has the corporate power and authority to execute and deliver, and perform its obligations under, this Agreement, and to issue and sell the Offered Securities as contemplated by this Agreement;

                          (ii) the Parent and each of its significant
                 subsidiaries (including the Company) is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would, in the aggregate, have a material adverse effect upon the financial condition, results of operations, business or properties of the Company and its subsidiaries or the Parent and its subsidiaries, in each case taken as a whole, as the case may be;

                          (iii) All corporate proceedings legally required in
                 connection with the authorization and issuance of, and the sale of, the Preferred Securities by the Company in accordance with the terms of this Agreement have been taken;

                          (iv) All corporate proceedings legally required in
                 connection with the authorization and issuance of, and the sale of, the Guarantee by the Parent in accordance with the terms of this Agreement and the reservation for issuance of the Series A TCI Group Common Stock by the Parent in accordance with the Guarantee have been taken;

                          (v) To the best knowledge of such counsel, there is no
                 legal or governmental proceeding pending or threatened against the Company or the Parent or any of its subsidiaries which is required to be disclosed in the Prospectus (as amended or supplemented, if applicable) and is not so disclosed and correctly summarized therein;

                          (vi) To the best knowledge of such counsel, there is
                 no contract or other document known to such counsel of a character required to be described in the Prospectus (as amended or supplemented, if applicable) or to be filed as an exhibit to the Registration Statement (or to a document incorporated by reference therein) that is not described or filed as required;

                          (vii) The execution and delivery of this Agreement,
                 the issuance of the Offered Securities, and the fulfillment of the terms herein and therein contained do not conflict with, or result in a breach of, or constitute a default under, the charter or the by-laws of the Company or the Parent, as the case may be, or, to the best knowledge of such counsel, conflict in any material respect with, or result in a material breach of or constitute a material default under any material agreement, indenture or other instrument known to such counsel to which the Company or the Parent is a party or by which it is bound, or result in a violation of any law, administrative regulation or court or governmental decree known to such counsel applicable to the Company or the Parent, except that such counsel need not express any opinion with respect to (i) matters opined upon by special communications counsel and Messrs. Sherman & Howard or
                 (ii) the Blue Sky laws of any jurisdiction;

                          (viii) To the best knowledge of such counsel, neither
                 the Registration Statement nor the Prospectus, as amended or supplemented, if applicable (expect as to the financial statements and schedules and any other financial and statistical data contained or incorporated by reference in the Registration Statement or Prospectus, as to which no opinion need be expressed), contained, as of the date the Prospectus was first filed with the Commission, or contains, as of the Closing Date, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus as amended or supplemented, if applicable, in light of the circumstances under which they were made,) not misleading.

                 (2) from Messrs. Sherman & Howard, special counsel to the Company and the Parent, to the following effect and covering such additional matters as the Underwriters may reasonably request:

                          (i) The execution and delivery of this Agreement, the
                 issuance of the Offered Securities, the reservation for issuance of shares of Series A TCI Group Common Stock in accordance with the Guarantee and the fulfillment of the terms of this Agreement, the Certificate of Designations and the Guarantee do not or will not, as appropriate, result in a material breach of or constitute a material default under any material agreement for borrowed money known to such counsel to which the Company or the Parent or any of the Parent's significant subsidiaries is a party or by which it is bound; and

                           (ii) neither the Parent nor the Company is an
                 "investment company" within the meaning of the Investment

                 Company Act of 1940, as amended, and neither such party is subject to regulation under such Act.

         and (3) from Baker & Botts, L.L.P., special counsel to the Company and the Parent, to the following effect and covering such additional matters as the Underwriters may reasonably request:

                           (i) This Agreement has been duly authorized, executed
                 and delivered by the Company;

                          (ii) This Agreement and the Guarantee have been duly
                 authorized, executed and delivered by the Parent; and the Guarantee is a legal, valid and binding agreement of the Parent enforceable in accordance with its terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting creditors' rights generally, and (B) that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                          (iii) The Preferred Securities have been duly and
                 validly authorized by the Company and, upon the filing of a Certificate of Designations for such Preferred Securities with the Delaware Secretary of State and the issuance and delivery of such Preferred Securities against payment therefor by the Underwriters in accordance with this Agreement, such Preferred Securities will be duly and validly issued and fully paid and non-assessable;

                          (iv) The Series A TCI Group Common Stock issuable in
                 exchange for, or in respect of any dividend or redemption payment on, the Preferred Securities in accordance with the terms of the Certificate of Designations has been duly and validly authorized; and, when such shares of Series A TCI Group Common Stock are issued and delivered in exchange for, or in respect of any dividend or redemption payment on, the Preferred Securities in accordance with the Certificate of Designations, will be duly and validly issued and fully paid and non-assessable;

                          (v) The Registration Statement is effective under the
                 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission;

                          (vi) Each of the Preferred Securities, the Guarantee
                 and the Series A TCI Group Common Stock conforms in all material respects as to legal matters to the descriptions thereof in the Prospectus (as amended or supplemented, if applicable);

                          (vii) The statements set forth in the Prospectus under
                 the caption "Certain Federal Income Tax Considerations," insofar as they purport to describe the provisions of law referred to therein, are accurate and complete in all material respects.

                 In addition, such counsel shall state that "The Registration Statement and the Prospectus, as amended or supplemented, if applicable (except as to (x) the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein and (y) the documents incorporated or deemed to be incorporated by reference therein, as to which no opinion is expressed), complied, as of the date the Prospectus was first filed with the Commission pursuant to Rule 424, and comply, as of the date hereof, as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules"). In passing upon the form of such documents, we have necessarily assumed the correctness and completeness of the statements made or included therein by the Parent or the Company and take no responsibility for the accuracy, completeness or fairness of the statements contained therein except insofar as such statements relate to the description of the Offered Securities or relate to us. However, in connection with the preparation of the Registration Statement and the Prospectus, we had conferences with certain officers and other representatives of the Parent and the Company, and our examination of the Registration Statement and the Prospectus and our discussions in such conferences did not disclose to us any information (relying as to the materiality of any such information primarily upon officers and other representatives of the Parent and the Company) which gave us reason to believe that either the Registration Statement or the Prospectus, as amended or supplemented, if applicable (except as to (x) the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein and (y) the documents incorporated therein or deemed to be incorporated by reference therein, as to which no belief is expressed), contained, as of the date the Prospectus was first filed with the Commission pursuant to Rule 424, or contains, as of the date hereof, any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, as amended or supplemented, if applicable, in light of the circumstances under which they were made), not misleading."

                 In giving such opinions, such counsel may rely (x) as to matters of fact, to the extent they deem proper, upon certificates of officers of the Company or the Parent, public officials and others, and
         (y) as to matters of law if other than the law of the United States or Colorado (in the case of Messrs. Sherman & Howard and General Counsel of the Parent) or New York (in the case of Baker & Botts, L.L.P.), on the opinions of local counsel retained by them or the Company or the Parent, provided that such counsel are satisfactory to the Underwriters and counsel retained by the Underwriters.

                 (c) The Underwriters shall have received on the Closing Date from Messrs. Brown & Wood, counsel retained by the Underwriters, an opinion with respect to the Offered Securities, the Registration Statement and the Prospectus in the form customarily given by such firm, including an opinion to the effect that the Registration Statement and the Prospectus, as amended or supplemented, if applicable (except as to the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the Act.

                 (d) On the Closing Date, the Underwriters shall have received from each of KPMG Peat Marwick LLP and Price Waterhouse LLP letters, dated as of the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

                 (e) The representations and warranties of the Company and the Parent in this Agreement shall be true and correct on and as of the Closing Date; each of the Company and the Parent shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date; and except as reflected in or contemplated by the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been, at the Closing Date, any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its subsidiaries or of the Parent and its subsidiaries, in each case considered as a whole.

                 (f) Subsequent to the date of this Agreement, there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business, prospects or financial affairs of the Company and its subsidiaries or of the Parent and its subsidiaries, in each case considered as a whole which, in the reasonable judgment of the Underwriters, is so material and adverse that it would be impracticable to proceed with the public offering or delivery of the Offered Securities on the terms and in the manner contemplated by the Prospectus.

                 (g) At the Closing Date the Preferred Securities and the Series A TCI Group Common Stock into which such Preferred Securities are exchangeable shall have been approved for quotation on the Nasdaq National Market and the Company and the Parent shall have filed all notices and documents required by the Nasdaq National Market of companies that have securities quoted on such exchange.

                 (h) In the event the Underwriters exercise the option granted in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Parent contained herein and the statements in any certificates furnished by the Parent hereunder shall be true and correct as of the Date of Delivery, and the Underwriters shall have received:

                          (1) A certificate, dated the Date of Delivery, signed
                 by (i) the Chairman of the Board, the President, an Executive Vice President or the Senior Vice President-Finance and Treasurer of the Company and (ii) the Chairman of the Board, the President, an Executive Vice President or the Senior Vice President-Finance and Treasurer of the Parent, confirming that the certificate delivered at the Closing Date pursuant to
                 Section 7(a) hereof remains true as of the Date of Delivery.

                          (2) The favorable opinions of Cole Raywid & Braverman,
                 special communications counsel to the Parent and the Company, the General Counsel for the Parent, Sherman & Howard and Baker & Botts, L.L.P., in form and substance satisfactory to counsel for the Underwriters, dated the Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinions required by Section 7(b).

                          (3) The favorable opinion of Brown & Wood, counsel for
                 the Underwriters, dated the Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 7(c).

                          (4) Letters from each of KPMG Peat Marwick LLP and
                 Price Waterhouse LLP, dated the Date of Delivery, substantially the same in scope and substance as the letter furnished to the Underwriters pursuant to Section 7(d).

         SECTION 8 Termination of Agreement. The obligation of the
Underwriters to purchase the Offered Securities may be terminated at any time prior to the Closing Date by notice to the Company from the Underwriters, without liability on the part of the Underwriters to the Company or the Parent, if, on or prior to such date, (i) additional material governmental restrictions, not in force and effect on the date of this Agreement, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange, or trading in securities generally shall have been suspended on either such Exchange or trading in the common stock or debt securities of the Company or the Parent in the over-the-counter market shall have been suspended or a general banking moratorium shall have been established by Federal or New York authorities, or (ii) a war involving the United States of America or other national calamity shall have occurred or shall have accelerated to such an extent as to affect adversely the marketability of the Offered Securities.

         SECTION 9 Default by One or More of the Underwriters. If one or more of the Underwriters shall fail on the Closing Date to purchase the Offered Securities that it or they are obligated to purchase hereunder (the "Defaulted Securities"), the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any substitute underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be approved by the non-defaulting Underwriters and upon the terms herein set forth; if, however, the non-defaulting Underwriters have not completed such arrangements within such 24-hour period, then:

                 (a) if the principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Offered Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                 (b) if the principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Offered Securities, the Company shall be entitled for an additional 24-hour period to find one or more substitute underwriters satisfactory to the non-defaulting Underwriters in their reasonable discretion to purchase such Defaulted Securities.

         In the event of any such default either the non-defaulting Underwriters or the Trust and the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements relating to the purchase of the Offered Securities.

         If the principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Offered Securities, and neither the non-defaulting Underwriters nor the Company make arrangements pursuant to this Section 9 within the period stated for the purchase of the Defaulted Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter to the Company except as provided in Section 6.

         No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

         A substitute underwriter hereunder shall be an Underwriter for all purposes of this Agreement.

         SECTION 10 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch & Co., North Tower, World Financial Center, New York, New York 10281-1305, attention __________; and notices to the Company shall be directed to it at its office at Terrace Tower II, 5619 DTC Parkway, Englewood, Colorado 80111-3000, attention: Donne F. Fisher, Executive Vice President (Principal Financial Officer).

         SECTION 11 Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Parent and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Parent and their respective successors and legal representatives and the controlling persons and officers and directors referred to in Section 6 hereof and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Parent and their respective successors and legal representatives and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 12 Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Parent a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company and the Parent in accordance with its terms.

                                          Very truly yours,

                                          TCI COMMUNICATIONS, INC.


                                          By: _____________________________


                                          TELE-COMMUNICATIONS, INC.


                                          By: _____________________________

CONFIRMED AND ACCEPTED,
as of the date first
above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
CS FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
MORGAN STANLEY & CO. INCORPORATED

BY:      MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED

By: _________________________________________
         Authorized Signatory

                                   SCHEDULE A

                                                                     Number of
                                                                      Initial
          Name of Underwriter                                        Securities
          -------------------                                        ----------
 Merrill Lynch, Pierce, Fenner & Smith
             Incorporated  . . . . . . . . . . . . . . . . . .
 CS First Boston Corporation . . . . . . . . . . . . . . . . .
 Lehman Brothers Inc.  . . . . . . . . . . . . . . . . . . . .
 Morgan Stanley & Co. Incorporated . . . . . . . . . . . . . .

                                                                      ---------
 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,000,000
                                                                      =========

                                    Sch A - 1

                                   SCHEDULE B

                            TCI COMMUNICATIONS, INC.
                            (a Delaware Corporation)

                                2,000,000 Shares

                Cumulative Exchangeable Preferred Stock, Series A

         1. The initial public offering price per share for the Offered Securities, determined as provided in said Section 2, shall be $____.

         2. The purchase price per share for the Offered Securities to be paid by the several Underwriters shall be $____, being an amount equal to the initial public offering price set forth above less $____ per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be
    (i) reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities and increased by the amount of accrued but unpaid dividends on the Option Securities from the original date of issue of the Initial Securities and (ii) increased by the amount of accrued and unpaid dividends on the Option Securities from the original date of issue of the Option Securities.

                                    Sch B - 1

                                   SCHEDULE C

[LIST OF PENDING TRANSACTIONS TO BE PROVIDED BY COMPANY]


                                    Sch C - 1